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                                                                     EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-52524, 33-52526, 33-52528, 33-92208, 33-92184, and 333-65181 of Starbucks
Corporation on Forms S-8 of our report dated December 10, 1999, incorporated by reference in the Annual Report on Form 10-K of Starbucks Corporation for year ended October 3, 1999.

DELOITTE & TOUCHE LLP
Seattle, Washington

December 22, 1999